September 2013 Stifel Investor Presentation Exhibit 99.1

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995
that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF”
or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,”
“potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Note Regarding the Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the
Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance the overall understanding of the Company’s current financial performance.

Market Overview

STIFEL

$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($60,000)
($70,000)
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Q4-2011
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2013
Q2-2013

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Domestic Equity Flows Equity Risk Premium
2013 Q2 2013 Q1 2012 Q4 2012 Q3 2012 Q2 QoQ YoY
S&P 500 1,606       1,569       1,426       1,441       1,362       2% 18%
U.S. Treasury 10yr Yield 2.49% 1.85% 1.76% 1.63% 1.65% 64 bps 85 bps
Equity ADV 6,594       6,372       6,084       5,981       6,917       3% -5%
Corporate Bond ADV 20,285     20,736     16,347     16,364     17,147     -2% 18%
U.S. ECM ($) 70,090     66,130     57,479     72,721     63,108     6% 11%
U.S. ECM (#) 264           248           208           198           183           6% 44%
U.S. DCM ($) 537,406   638,092   585,195   640,538   545,330   -16% -1%
U.S. DCM (#) 2,255       2,418       2,236       2,448       2,491       -7% -9%
Municipal Bond DCM ($) 93,171     83,481     97,126     87,670     115,009   12% -19%
U.S. Announced M&A ($) 193,501   310,801   354,156   217,632   228,327   -38% -15%
U.S. Announced M&A (#) 2,275       2,654       3,303       2,896       2,968       -14% -23%
U.S. Completed M&A ($) 204,022   234,295   321,526   211,896   302,631   -13% -33%
U.S. Completed M&A (#) 2,145       2,645       3,307       2,855       2,886       -19% -26%
Second Quarter
Results
Activity Summary
Volumes are in million $, except trading volumes which are in million shares. Data as of 6/30/2013.
Market Overview

Stifel Overview

Stifel Overview
Global Wealth Management Institutional Group
Independent Research
Institutional Equity & Fixed Income
Brokerage
Equity & Fixed Income Capital Raising
M&A Advisory / Restructuring
Private Client
Stifel Bank & Trust
Customer Financing
Asset Management
(1) As of 9/12/13. (2) Insider ownership percentage includes all fully diluted shares, units outstanding, options outstanding, as well as shares owned by Stifel’s former Chairman as of 8/8/13.
Stifel Financial (NYSE: SF)
Financial services firm demonstrating
growth,
scale and stability
$2.7 billion market capitalization (1)
2012 Represented Stifel’s 17 th year of consecutive record net revenues
Balanced business model
Top performing financial stock over the past ten years
35% Insider ownership (2)
National presence with over 2,000
Financial Advisors
$151 billion in total client assets
Largest U.S. equity research platform
Broad product portfolio & industry
expertise

Stifel’s Market Opportunity
Stifel’s Differentiated Value Proposition: Growth, Scale, and Stability
Bulge Bracket Middle Market
Firm focus
Good research
Growth investor access
Issues
Deleverage
Raise common equity
Changing business
models
Headcount
Large-cap focused
Issues
Financial / firm stability
Trading support
Few with retail
Size / scale
Firm focus
Stability (financial &
personnel)
Large distribution
Growth investor access
Investment Banking
Retail
Outstanding research
Trading
Size / scale
Large distribution
Investment Banking
Retail
Trading

STIFEL

Net Revenues ($MM)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$87
$110
$123
$127
$141
$177.5
$177.9
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,382
$1,417
$1,613
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Strategy: Building the Premier Investment Bank

Unburdened by capital constraints
Low leverage business model and conservative risk management
Built the Company through 11 acquisitions since 2005; prudently evaluate all opportunities
Capitalize on headwinds across the industry
Select growth of high-quality talent
Drive revenue synergies by leveraging the global wealth and institutional businesses
17
th
Consecutive Year of Record Net Revenues
Position Stifel to Take Advantage of Opportunities

STIFEL

CAGR: 24%
$1,800
$1,500
$1,200
$900
$600
$300
$0
$452
$763
$870
$1,091
$1,382
$1,417
$1,613
$942
2006
2007
2008
2009
2010
2011
2012
6mo 2013

CAGR: 23%
$200
$150
$100
$50
$0
$40
$67
$73
$76
$125
$114
$139
$84
2006
2007
2008
2009
2010
2011
2012
6mo 2013

CAGR: 41%
$2,000
$1,600
$1,200
$800
$400
$0
$220
$425
$593
$873
$1,254
$1,302
$1,495
$1,898
2006
2007
2008
2009
2010
2011
2012
Q2 2013

CAGR: 26%
$160
$140
$120
$100
$80
$60
$40
$20
$0
$35
$59
$53
$94
$114
$122
$138
$151
2006
2007
2008
2009
2010
2011
2012
Q2 2013

CAGR: 18%
2,500
2,000
1,500
1,000
500
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,069
2006
2007
2008
2009
2010
2011
2012
Q2 2013

CAGR: 23%
$35
$30
$25
$20
$15
$10
$5
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$30.05
2006
2007
2008
2009
2010
2011
2012
Q2 2013

A Growth Story…

Net Revenues ($MM)
(1)
Core Net Income ($MM)
(1)
Total Equity ($MM)
Total Client Assets ($BN)
(2)
Book Value Per Share
(4) Financial Advisors
(3)
(1) CAGR reflects years 2006 to 2012.
(2) Client assets - Includes FDIC-insured products as of 6/30 for years 2008-2013
(3) Includes Independent Contractors.
(4) Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010).

STIFEL

KBW

ButlerWick
investments-trust-insurance

MILLER BUCKFIRE

FIRSTSERVICE BANK
RELATIONSHIP BANKING

STONE & YOUNGBERG

RYAN BECK & CO.

Thomas Weisel Partners
Experts in Growth

LEGG MASON CAPITAL MARKETS

Building Scale…
Growth Focused
Investment Banking
Research, Sales and Trading
Achieved cost efficiencies
July 2010
Private Client
Revenue production has exceeded
expectations
October 2009
Significant enhancement to our
Capital Markets business
Achieved cost savings objectives
December 2005
Bank holding company
Financial holding company
Grown assets from ~ $100M to $3.2B
April 2007
Private Client
Public Finance
Seamless & efficient integration
December 2008
Fixed Income IB
Fixed Income Sales and Trading
Private Client
Seamless & efficient integration
October 2011
FIG Investment Banking
FIG Sales and Trading
FIG Research
February 2013
56 UBS Branches
Private Client
Capital Markets
Achieved cost savings objectives
February 2007
Each merger has been accretive to Stifel
Retention remains high
Restructuring advisory
December 2012
Knight
Fixed Income
Fixed Income Sales and
Trading – U.S. & Europe
Fixed Income Research
July 2013

IG
37%
GWM
63%

IG
42%
GWM
58%

IG
24%
GWM
76%

IG
28%
GWM
72%

Stability Achieved Through A Balanced Business Model
11
Net Revenues
Balanced business model facilitates growth during volatile markets
Stable GWM business is augmented by profitable and growing Institutional Group
Proven ability to grow all businesses
Operating Contribution
6 mo 2012 6 mo 2013 6 mo 2012 6 mo 2013
Note: Net revenues and operating contribution excludes the Other segment.

STIFEL

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.1
$1.5
$1.6
$3.2
$4.2
$5.0
$7.0
$8.5
2006
2007
2008
2009
2010
2011
2012
Q2 2013

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.3
$0.1
$0.2
$0.5
$0.1
$0.4
$0.7
$0.1
$0.6
$1.0
$0.1
$0.9
$1.3
$0.1
$1.3
$1.4
$0.1
$1.3
$2.0
$0.4
$0.1
$1.5
$2.4
$0.4
$0.1
$1.9
2006
2007
2008
2009
2010
2011
2012
Q2 2013
Stockholder's Equity
Trust Preferred Securities
Senior Notes

4.0x
3.0x
2.0x
1.0x
0.0x
3.7x
2.9x
4.4x
2.7x
2.3x
6.5x
1.9x
3.3x
11.1x
2.4x
3.1x
13.0x
2.0x
3.6x
11.7x
2.2x
3.6x
13.6x
2.0x
3.6x
15.1x
2.0x
2006
2007
2008
2009
2010
2011
2012
Q2 2013
SN & SF
SB&T

$35
$30
$25
$20
$15
$10
$5
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$30.05
2006
2007
2008
2009
2010
2011
2012
Q2 2013

Leverage Ratio
Total Assets ($ in Billions)
Book Value Per Share (1)
Total Capitalization ($ in Billions)
(1)
Per share information adjusted for April 2011 three-for-two stock split
Strong Balance Sheet Facilitates Growth
As June 30, 2013

Top Performing Stock
Cumulative Price Appreciation As of September 12, 2013

Since 12/31/12 Since 12/31/07 Since 12/31/00
FBR & Co. 70.93% Evercore Partners 132.67% Stifel Financial Corp. 1011.12%
Evercore Partners 66.08% Stifel Financial Corp. 80.32% Raymond James Financial 180.32%
Morgan Stanley 46.55% Raymond James Financial 33.04% Goldman Sachs Group 52.75%
Cowen Group 37.14% S&P 500 Index 14.65% S&P 500 Index 27.50%
Legg Mason 32.19% Lazard -8.41% Legg Mason -6.42%
Stifel Financial Corp. 31.78% Piper Jaffray -23.06% Oppenheimer -30.33%
Goldman Sachs Group 28.06% Goldman Sachs Group -24.04% SWS Group -64.42%
Lazard 24.87% Greenhill & Co. -25.51% Morgan Stanley -64.64%
S&P 500 Index 18.04% JMP Group -25.71% Cowen Group NM
Raymond James Financial 12.77% FBR & Co. -30.95% Evercore Partners NM
Piper Jaffray 10.92% Morgan Stanley -47.24% FBR & Co. NM
SWS Group 5.48% Legg Mason -53.52% Greenhill & Co. NM
JMP Group 3.79% SWS Group -55.96% JMP Group NM
Oppenheimer -2.78% Oppenheimer -60.35% Lazard NM
Greenhill & Co. -4.75% Cowen Group NM Piper Jaffray NM

Attract and retain high-quality talent
Continue to expand our private client footprint in the U.S.
Continue to expand fixed income businesses
Continue to expand investment banking capabilities
Focus on quality asset generation within Stifel Bank
Expand traditional asset management capabilities
Approach acquisition opportunities with discipline
Opportunities Drive our Growth

Initiatives

Merger With KBW

KBW Merger
Non-Core Expense Projections
Acquisition-Related Expenses
Three Months Ended
($ in thousands) 9/30/13 12/31/13
Estimate Actual Estimate Estimate
Operating expenses:
Compensation 6,200 $       6,000 $       2,500 $       400 $
Non-Compensation Operating Expenses 6,800           15,000        5,000           7,100
Total estimated non-core operating expenses 13,000        21,000        7,500           7,500
Retention - KFI -               -               22,000        -
Total estimated non-core operating expenses - Acquisition-related 13,000 $     21,000 $     29,500 $     7,500 $
6/30/13

KBW Update
First Half Performance
Advisory
#1 by number of FIG mergers
#1 by number of Bank mergers
#1 by Bank deal value
Representative of the acquirer or seller on 7 out of the 10
largest bank deals
Capital Markets
Bookrunner on all four bank initial public offerings in the
first half
Notable  Q2 Capital Markets Bookrun Offerings
Zions Bancorporation - $301 million preferred offering
First PacTrust Bancorp - $40 million preferred offering
First NBC Bank - $115 million initial public offering
Fidelity Southern Corporation - $69 million follow-on
offering
KBW Equities
Superior recognition in Greenwich Associates
rankings for Research, Sales and Trading
Improving equity trading market share:
Market share in adv. volume for KBW
Regional Bank Index (KRX) components was
4.6% for 1H 2013, compared to 3.1% for 1H
2012
Market share in adv. volume for small-cap
banks was 8.4% for 1H 2013, compared to
5.2% for 1H 2012
Successful July Community Bank Conference:
Record attendance with over 700 attendees
and over 1,500 investor meetings organized
Stifel / KBW fixed income:
Integration efforts underway
M&A Statistics Source: SNL Financial; Includes transactions announced since 1/1/2013; Data as of 7/1/2013
Note: Includes only whole institution transactions in the United States
Capital markets offerings inclusive of select Stifel transactions pre-closing
Small-cap banks includes the largest 50 banks under KBW Research coverage sub-$1bn market cap.
KBW Update

Global Wealth Management

STIFEL

CAGR: 28%
$1,200
$1,000
$800
$600
$400
$200
$0
$231
$441
$471
$596
$843
$908
$995
$550
2006
2007
2008
2009
2010
2011
2012
6mo 2013

CAGR: 32%
$300
$200
$100
$0
$50
$96
$98
$104
$194
$235
$268
$148
2006
2007
2008
2009
2010
2011
2012
6mo 2013

(1) Includes Independent Contractors.
(2) CAGR reflects years 2006 to 2012.
Global Wealth Management
Provides Securities Brokerage Services and Stifel Bank Products

Grown from 600+ financial advisors in 2005 to over 2,000 (1) financial advisors currently
Proven organic growth and acquirer of private client business (56 UBS branches, Butler Wick, Ryan Beck)
Retail investors are generally mid- to long-term buyers
Goal of providing price stability and support to the institutional order book
Strategy of recruiting experienced advisors with established client relationships
Expanding U.S. footprint
Net Revenues ($MM) (2)
Overview
Operating Contribution ($MM) (2)

STIFEL

2,400
2,000
1,600
1,200
800
400
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,069
2006
2007
2008
2009
2010
2011
2012
2013 Q2

350
300
250
200
150
100
50
0
111
148
196
272
285
291
309
316
2006
2007
2008
2009
2010
2011
2012
2013 Q2

800,000
600,000
400,000
200,000
0
213,973
340,235
375,165
607,661
635,842
654,625
681,818
693,420
2006
2007
2008
2009
2010
2011
2012
2013 Q2

160,000
120,000
80,000
40,000
0
35,446
59,299
52,733
93,845
113,585
122,466
137,855
150,628
2006
2007
2008
2009
2010
2011
2012
2013 Q2

(1) Includes Independent Contractors.  (2) Client assets include FDIC-insured products as of 6/30/13 for years 2008-2013.
Global Wealth Management

Opportunity Through Growth
GWM Account Growth
GWM Broker Growth
(1)
GWM Assets Under Management Growth ($MM)
(2)
GWM Branch Growth

STIFEL

8%
28%
64%
Cash
Investment Securities
Loans Receivable

7%
25%
42%
20%
6%
ABS
Corporates
Munis
Agency MBS
CMBS

2%
7%
43%
47%
Securities-based lending
Commercial and industrial
Residential real estate
Home equity lines of credit

Global Wealth Management – Stifel Bank & Trust
Offers banking products (securities based loans and
mortgage loans) within the GWM client base,
including establishing trust services
Built-in source of business
High net worth clients
Highly efficient due to lack of “brick and mortar”
deposit focused facilities
Overview
Strength of Brokerage Position

Acquired FirstService Bank, a St. Louis-based,
Missouri-chartered commercial bank, in April 2007
Stifel Financial became a bank holding company and
financial services holding company
Balance sheet growth with low-risk assets
Funded by Stifel Nicolaus client deposits
Maintain high levels of liquidity
Interest Earnings Assets (1)
Investment Portfolio Loan Portfolio (Gross)
Total: $3.8 Billion Total: $3.0 Billion
(2)
Total: $996 Million
(3)
Note: Data as of 6/30/13
(1) Average interest earning assets as of 6/30/13.
(2) MBS makes up less than 1% of Investment Portfolio
(3) Construction and Land and Commercial Real Estate make up less than 1% of the loan portfolio

Institutional Group

STIFEL

$800
$600
$400
$200
$0
$455
$559
$587
$668
$626
$507
$619
$397
2006
2007
2008
2009
2010
2011
2012
6mo 2013

$500
$400
$300
$200
$100
$0
$401
$494
$412
$419
$425
$329
$345
$263
2006
2007
2008
2009
2010
2011
2012
6mo 2013

$300
$200
$100
$0
$54
$65
$175
$249
$201
$179
$228
$134
2006
2007
2008
2009
2010
2011
2012
6mo 2013

Institutional Group

Net Revenues ($MM) (2)(3)
Equity Brokerage + Investment Banking (2) Fixed Income Brokerage + Investment Banking
Overview
Provides securities brokerage, trading, research,
underwriting and corporate advisory services
Largest providers of U.S. Equity Research
2 nd largest Equity trading platform in the U.S.
outside of the Bulge Bracket (1)
Full Service Investment Bank
Comprehensive Fixed Income platform
(1)  Based on 2012 U.S. trading volume per Bloomberg.  (2)  Includes TWPG historical investment banking and brokerage revenues for years 2006 through June 30, 2010.
(3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million.

Largest provider of U.S. equity research
2 nd largest provider of U.S. small cap equity
coverage
Largest provider of Financial Services coverage
Deep expertise across 12 major sectors
Ranked #2 in the FT/Starmine 2013 Survey
Largest U.S. Equity Research Platform
U.S. Equity Research Coverage (1)
Coverage Balanced Across All Market Caps (2)
Institutional Group – Research
Stifel Research Highlights

Companies Under Coverage
Rank Firm Overall
Small Cap
(2)
1 Stifel / Keefe, Bruyette & Woods 1,307 432
2 Bank of America Merrill Lynch 1,107 154
3 JPMorgan 1,086 163
4 Raymond James 987 323
5 Goldman Sachs 975 94
6 Wells Fargo Securities 970 160
7 Barclays 958 99
8 Citi 904 107
9 Credit Suisse 881 138
10 Deutsche Bank 867 131
11 Morgan Stanley 819 94
12 Jefferies LLC 813 173
13 UBS 811 80
14 RBC Capital Markets 798 127
15 Sidoti & Company LLC 722 493
16 Morningstar, Inc. 703 33
17 Robert W Baird & Co 651 160
18 BMO Capital Markets 584 96
19 Cowen & Co LLC 543 145
20 Piper Jaffray & Co 541 195
21 William Blair & Co LLC 533 153
22 Macquarie Group 501 65
23 KeyBanc Capital Markets 496 127
24 Oppenheimer & Co Inc 491 118
25 Sterne, Agee & Leach 452 N/A
(1) Source: StarMine rankings as of 7/2/13. Does not include Closed End Funds.
(2)   Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Note:  Bold font indicates middle-market firms. Research coverage distribution as of 7/23/13.

Institutional Equity Sales
110 person sales force, commission based
Experts in small and mid cap growth and value
Team based sales model with 2-4 sales people per
account
Team leaders have an average of 15 years experience
Offices in all major institutional markets in North
America & Europe
Accounts range from large mutual funds to small
industry focused investors
Managed over 741 non-deal roadshow days in 2012
Extensive experience with traditional and overnight
corporate finance transactions
Equity Trading
53 sales traders located in
Baltimore, New York, Boston, Dallas, San
Francisco, Cleveland, London, and Canada
24 position traders covering each major industry
8 specialized traders focused on: Option Trading,
Convertible and ETF Trading
Agency model – no proprietary trading or prime
brokerage
Profitable model with advantages of scale
Institutional Group – Equity Sales and Trading
Powerful Platform Spanning North America and Europe

Extensive Distribution Network
Agency model – no proprietary trading or prime brokerage
Major liquidity provider to largest equity money management complexes
Multi-execution venues: high-touch, algorithms, program trading and direct market access
Dedicated convertible sales, trading and research desk

STIFEL

All Other
6%
Bank/Thrift/
Credit Union
23%
Broker/Dealers
9%
Government
Entities
9%
Insurance Cos.
16%
Money Manager
37%

Overview
Strong Fixed Income Capital Markets Capabilities
Institutional Group – Fixed Income
Client Distribution (1)(2)
Platform & Products
Focus on long-only money
managers and income
funds versus hedge funds
Consistency of execution
Identification of relative
value through security
selection
Agency/Gov't Securities
Money Markets
Mortgages & MBS
Reverse MBS
Asset-Backed Securities
Investment Grade Credit
High Yield & Distressed
Aircraft Finance & Credit
Solutions
Whole Loans
Municipals
Emerging Markets
Structured Products
Stifel Capital Advisors
Hybrid Securities
Dedicated Loan Trading Group
Capable UK Sales & Trading
platform (former Knight team)
(1) Client Distribution is for 1/1/12 – 7/31/13.
(2) Other category includes:  Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.

Comprehensive platform
69 traders with annual client trade volume
approaching $400 billion
33-person Fixed Income Research and Strategy
Group
Widespread distribution
More than 180 Institutional sales professionals
covering over 4,400 accounts
33 institutional fixed income offices nationwide
European offices in London and Zurich

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions
Investment Banking
Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010

($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 755 $461.5
2 JPMorgan 743 $446.9
3 Citi 707 $444.9
4 Morgan Stanley 665 $428.9
5 Barclays 610 $364.7
6 Wells Fargo Securities 602 $330.1
7 Deutsche Bank 598 $375.3
8 Credit Suisse 597 $369.8
9 Stifel / Keefe, Bruyette & Woods 575 $219.1
10 RBC Capital Markets 550 $259.8
11 Goldman Sachs 522 $370.7
12 UBS 506 $289.8
13 Raymond James 411 $205.9
14 Robert W Baird & Co 300 $75.8
15 Piper Jaffray & Co 285 $139.1
16 Jefferies LLC 270 $56.0
17 Oppenheimer & Co Inc 255 $65.5
18 JMP Securities LLC 247 $49.0
19 William Blair & Co LLC 199 $57.9
20 Cowen & Co LLC 195 $49.4
21 BMO Capital Markets 181 $70.4
22 Canaccord Genuity Corp 172 $18.4
23 Janney Montgomery Scott 171 $29.5
24 KeyBanc Capital Markets 166 $63.6
25 Ladenburg Thalmann & Co Inc 159 $17.7
($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 686 $84.4
2 JPMorgan 644 $86.5
3 Citi 611 $80.0
4 Morgan Stanley 604 $97.5
5 Barclays 494 $72.9
6 Credit Suisse 473 $61.2
7 Goldman Sachs 460 $80.2
8 Deutsche Bank 450 $52.4
9 Wells Fargo Securities 418 $33.2
10 UBS 339 $35.9
11 Jefferies LLC 215 $12.5
12 RBC Capital Markets 182 $13.9
13 Stifel / Keefe, Bruyette & Woods 178 $9.1
14 Raymond James 114 $6.4
15 Piper Jaffray & Co 96 $4.3
16 Roth Capital Partners 78 $1.5
17 Cowen & Co LLC 72 $2.2
18 Robert W Baird & Co 68 $3.1
19 Lazard Capital Markets 59 $1.7
20 Leerink Swann LLC 54 $1.9
21 Sandler O'Neill & Partners 46 $3.7
22 KeyBanc Capital Markets 45 $2.6
23 William Blair & Co LLC 38 $1.5
23 Aegis Capital Corp 38 $0.5
25 Canaccord Genuity Corp 36 $1.6
Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 8/31/13. Overlapping deals between Stifel and its acquired firms have been removed.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

Financial Results

Stifel Financial Results
Three months ended June 30, 2013
(1)
(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business and Miller Buckfire.
($ in thousands, except per share amounts)
GAAP Non-Core Non-GAAP 6/30/12 % Change 3/31/13 % Change
Net revenues 498,736           1,736                500,472           374,407           33.7% 441,780 $     13.3%
Compensation and benefits 321,331           (6,018)              315,313           239,374           31.7% 281,941        11.8%
Non-comp operating expenses 126,207           (14,974)            111,233           91,159             22.0% 96,155          15.7%
Total non-interest expenses 447,538           (20,992)            426,546           330,533           29.0% 378,096        12.8%
Income before income taxes 51,198             22,728             73,926             43,874             68.5% 63,684          16.1%
Provision for income taxes 21,763             7,807                29,570             17,738             66.7% 23,808          24.2%
Net income 29,435 $          14,921 $          44,356 $          26,136 $          69.7% 39,876 $       11.2%
Earnings per share:
Diluted 0.40 $               0.60 $               0.42 $               42.9% 0.58 $            3.4%
Weighted average number of shares outstanding:
Diluted 74,090 74,090 62,678 18.2% 69,189 7.1%
Ratios to net revenues:
Compensation and benefits 64.4% 63.0% 63.9% 63.8%
Non-comp operating expenses 25.3% 22.2% 24.4% 21.8%
Income before income taxes 10.3% 14.8% 11.7% 14.4%
Three Months Ended June 30, 2013 Three Months Ended

Stifel Financial Results
Six months ended June 30, 2013
(1)
(1) Non-core adjustments consist of a charges related to expensing stock awards issued as retention in connection with the acquisition of KBW and other merger-related revenues and expenses associated with our acquisitions of KBW, the
Knight Capital Fixed Income business and Miller Buckfire.
($ in thousands, except per share amounts)
GAAP Non-Core Non-GAAP 6/30/12 % Change
Total revenues 964,661 $        1,744 $            966,405 $        793,607 $        21.8%
Interest expense 24,145             -                     24,145             18,867             28.0%
Net revenues 940,516           1,744                942,260           774,740           21.6%
Compensation and benefits 637,058           (39,804)            597,254           494,078           20.9%
Non-comp operating expenses 228,914           (21,526)            207,388           177,534           16.8%
Total non-interest expenses 865,972           (61,330)            804,642           671,612           19.8%
Income before income taxes 74,544             63,074             137,618           103,128           33.4%
Provision for income taxes 30,490             22,888             53,378             42,219             26.4%
Net income 44,054 $          40,186 $          84,240 $          60,909 $          38.3%
Earnings per share:
Diluted 0.62 $               1.18 $               0.97 $               21.6%
Weighted average number of shares outstanding:
Diluted 71,627 71,627 62,700 14.2%
Ratios to net revenues:
Compensation and benefits 67.7% 63.4% 63.8%
Non-comp operating expenses 24.4% 22.0% 22.9%
Income before income taxes 7.9% 14.6% 13.3%
Six Months Ended June 30, 2013 Six Months Ended

Sources of Revenues
(1) Results for the three months ended March 31, 2013 and December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $2.2 million and
$13.4 million, respectively.
($ in thousands)
6/30/13 6/30/12
%
Change
3/31/13
%
Change
6/30/13 6/30/12
%
Change
Commissions 157,168 $    127,427 $    23.3% 148,648 $        5.7% 305,816 $    250,730 $    22.0%
Principal transactions 111,448       91,564         21.7% 107,244           3.9% 218,692       207,797       5.2%
Brokerage revenues 268,616       218,991       22.7% 255,892           5.0% 524,508       458,527       14.4%
Capital raising 74,146         40,733         82.0% 51,199             44.8% 125,345       95,566         31.2%
Advisory 47,968         26,630         80.1% 27,180             76.5% 75,148         42,235         77.9%
Investment banking 122,114       67,363         81.3% 78,379             55.8% 200,493       137,801       45.5%
Asset mgt and service fees 76,088         65,311         16.5% 68,912             10.4% 145,000       126,129       15.0%
Other 11,670         5,418            115.4% 20,212             (42.3%) 31,882         18,712         70.4%
    Total operating revenues 478,488       357,083       34.0% 423,395           13.0% 901,883       741,169       21.7%
Interest revenue 32,933         27,181         21.2% 29,845             10.3% 62,778         52,438         19.7%
    Total revenues 511,421       384,264       33.1% 453,240           12.8% 964,661       793,607       21.6%
Interest expense 12,685         9,857            28.7% 11,460             10.7% 24,145         18,867         28.0%
    Net revenues 498,736 $    374,407 $    33.2% 441,780 $        12.9% 940,516 $    774,740 $    21.4%
Three Months Ended Six Months Ended

Core Non-Interest Expenses
Three months ended June 30, 2013
($ in thousands)
6/30/13
(1)
6/30/12 % Change 3/31/13 % Change 6/30/13
(1)
6/30/12 3/31/13
Net revenues 500,472 $      374,407 $      33.7% 441,788 $      13.3% 100.0% 100.0% 100.0%
Compensation and benefits 294,446         219,004         34.4% 259,135         13.6% 58.8% 58.5% 58.7%
Transitional pay
(2)
20,867           20,370           2.4% 22,806           (8.5%) 4.2% 5.4% 5.2%
Total compensation and benefits 315,313         239,374         31.7% 281,941         11.8% 63.0% 63.9% 63.8%
Occupancy and equipment rental 38,306           32,320           18.5% 31,501           21.6% 7.7% 8.6% 7.1%
Communication and office supplies 24,604           20,797           18.3% 21,858           12.6% 4.9% 5.6% 4.9%
Commissions and floor brokerage 9,616             7,747             24.1% 8,669             10.9% 1.9% 2.1% 2.0%
Other operating expenses 38,707           30,295           27.8% 34,127           13.4% 7.7% 8.1% 7.6%
Total non-comp operating expenses 111,233         91,159           22.0% 96,155           15.7% 22.2% 24.3% 21.8%
Total non-interest expense 426,546         330,533         29.0% 378,096         12.8% 85.2% 88.3% 85.6%
Income before income taxes 73,926           43,874           68.5% 63,692           16.1% 14.8% 11.7% 14.4%
Provision for income taxes 29,570           17,738           66.7% 23,808           24.2% 5.9% 4.6% 5.4%
Non-GAAP net income 44,356 $        26,136 $        69.7% 39,884 $        11.2% 8.9% 7.0% 9.0%
Non-core expenses (after-tax)
(14,921) -                       (25,265)
GAAP net income 29,435 $        26,136 $        14,619 $
Three Months Ended % of Net revenues
(1) Excludes non-core  adjustments consisting of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business and Miller Buckfire.
(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Core Non-Interest Expenses
Six months ended June 30, 2013
($ in thousands)
6/30/13
(1)
6/30/12 % Change 6/30/13
(1)
6/30/12
Net revenues 942,260 $      774,740 $      21.6% 100.0% 100.0%
Compensation and benefits 555,424         455,336         22.0% 58.9% 58.8%
Transitional pay
(2)
41,830           38,742           8.0% 4.4% 5.0%
Total compensation and benefits 597,254         494,078         20.9% 63.4% 63.8%
Occupancy and equipment rental 69,808           63,111           10.6% 7.4% 8.1%
Communication and office supplies 46,462           41,170           12.9% 4.9% 5.3%
Commissions and floor brokerage 18,285           15,359           19.1% 1.9% 2.0%
Other operating expenses 72,833           57,894           25.8% 7.7% 7.5%
Total non-comp operating expenses 207,388         177,534         16.8% 22.0% 22.9%
Total non-interest expense 804,642         671,612         19.8% 85.4% 86.7%
Income before income taxes 137,618         103,128         33.4% 14.6% 13.3%
Provision for income taxes 53,378           42,219           26.4% 5.7% 5.3%
Non-GAAP net income 84,240 $        60,909 $        38.3% 8.9% 7.9%
Non-core expenses (after-tax)
(40,186) -
GAAP net income 44,054 $        60,909 $
Six Months Ended % of Net revenues
(1) Excludes non-core  adjustments consisting of a charge related to expensing stock awards issued as retention in connection with the acquisition of KBW and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business and Miller Buckfire.
(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Segment Comparison
($ in thousands)
6/30/13
(1)
6/30/12
%
Change
3/31/13
%
Change
6/30/13
(1)
6/30/12
%
Change
Net revenues:
Global Wealth Management 282,717 $   239,300 $   18.1% 266,957 $   5.9% 549,674 $   486,908 $   12.9%
Institutional Group 220,476      136,026      62.1% 176,437      25.0% 396,913      285,270      39.1%
Other (2,721)        (919)           196.1% (1,606)        69.4% (4,327)        2,562          (268.9%)
500,472 $   374,407 $   33.7% 441,788 $   13.3% 942,260 $   774,740 $   21.6%
Operating contribution:
Global Wealth Management 78,924 $     61,036 $     29.3% 69,499 $     13.6% 148,423 $   129,914 $   14.2%
Institutional Group 30,059        17,863        68.3% 28,137        6.8% 58,196        41,867        39.0%
Other (35,057)      (35,025)      0.2% (33,944)      3.4% (69,001)      (68,653)      0.6%
73,926 $     43,874 $     68.5% 63,692 $     16.2% 137,618 $   103,128 $   33.4%
Three Months Ended Six Months Ended
(1) Core (non-GAAP) results for the three and six months ended June 30, 2013 are the same as GAAP results.